UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549





                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 12, 2004


                           Ibis Technology Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)






Massachusetts                       0-23150                 04-2987600
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)



32 Cherry Hill Drive, Danvers, Massachusetts       01923
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(Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code:  (978) 777-4247
                                                      -------------

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Item 5.  Other Events

Ibis Technology Corporation today announced that Debra Nelson, its chief financial officer, has informed the Company that she intends to resign as CFO, effective April 16, 2004. The Company's press release dated March 12, 2004 announcing Ms. Nelson's planned departure is being furnished as Exhibit 99.1 attached hereto. This information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits.

Exhibit 99.1:  Press Release dated March 12, 2004

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     IBIS TECHNOLOGY CORPORATION
                                                     ---------------------------


Date:  March 12, 2004                             /s/Debra L. Nelson
                                        ----------------------------------------
                                        Debra L. Nelson, Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

99.1 Ibis Technology Announces Planned Departure of CFO, Debra Nelson, CFO, to embark upon entrepreneurial retail venture.